Exhibit 10.3
3039 Cornwallis Road
RTP, NC 27709
April 14, 2006
Mr. Michael Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Subject: Amendment 25 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment”) serves as Amendment Number 25 to SOW#1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows
1. Delete the table in its entirety in Section 1.1, “Specifications” and replace with the following

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Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2. Update pricing with the attached Exhibit A.
The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:		Accepted and Agreed To:
International Business Machines Corporation		Brocade Communications Systems, Inc.

By:	/s/ Walter Pawlowski 4/19/06	By:	/s/ Jill Cameron 4/18/06

Authorized Signature Date		Authorized Signature Date
Walter Pawlowski		Jill Cameron

Type or Print Name		Type or Print Name
OEM Procurement Manager		Dir. WW Sales Operations

Title & Organization		Title & Organization

Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #25 to SOW-1
EXHIBIT A
Effective Date: March 30, 2006                     (Changes highlighted in red font)

Supplier Part Number		Buyer Part Number
**13 months
Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
1Gbit/sec Switch Products and Software

	[**]	[**]	18P6102	1Gb Secure Fabric OS	[**]	[**]	[**]
[**]		[**]			[**]	[**]	[**]
[**]	[**]	[**]	09L5419 / 1003-77326-00	8-Port Fibre Channel Switch Single Power Supply (SW2400)Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	34L2633 / 1003-77277-00	16 Port Fibre ChannelSwitch Single Power Supply (SW2800)Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	09L5418 / 1003-76033-00	SilkWorm 2000 Power Supply	[**]	[**]	[**]
[**]	[**]	[**]	09L5439 /NA* See Below	Mainboard, SW 2400 (8-port)	[**]	[**]	[**]
[**]	[**]	[**]	09L5437 / NA	Fan Tray, SW 2400 (8-port)	[**]	[**]	[**]
[**]	[**]	[**]	09L5442 / NA	Chassis, SW 2400 (8-port)	[**]	[**]	[**]
[**]	[**]	[**]	09L5440 /NA* See Below	Mainboard, SW 2800 (16-port)	[**]	[**]	[**]
[**]	[**]	[**]	09L5438 / NA	Fan Tray, SW 2800 (16-port)	[**]	[**]	[**]
[**]	[**]	[**]	09L5441 / NA	Chassis, SW 2800 (16-port) [**]	[**]	[**]	[**]
[**]	[**]	[**]	19P0002 / NA	Quick Loop License	[**]	[**]	[**]
[**]	[**]	[**]	19P1675 / NA	Fabric Watch License	[**]	[**]	[**]
[**]	[**]	[**]	19P1681 / NA	Extended Fabrics	[**]	[**]	[**]
[**]	[**]	[**]	19P1678 / NA	Remote Switch	[**]	[**]	[**]
[**]
[**]	[**]	[**]			[**]	[**]	[**]
[**]	[**]	[**]	18P4391	8 Port Fibre Channel Switch Single Power Supply (SW3200)Includes [**]	[**]	[**]	[**]

Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
**13 months
Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	17P7269	8 Port Fibre Channel Switch Single Power Supply (SW3200)Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	18P5059	Full Fabric Upgrade Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	18P4413	Secure Fabric OS (SW3200)	[**]	[**]	[**]
[**]	[**]	[**]	18P4407	Performance Bundle (Trunking and Performance Monitoring)	[**]	[**]	[**]
[**]	[**]	[**]	17P7863	ISL Trunking (SW3200)	[**]	[**]	[**]
[**]	[**]	[**]			[**]	[**]	[**]
[**]	[**]	[**]	18P3564	16 Port Fibre ChannelSwitch Single Power Supply (SW3800)Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	18P3585	Fan (SW3800)	[**]	[**]	[**]
[**]	[**]	[**]	18P3578	Power Supply (SW3800)	[**]	[**]	[**]
[**]	[**]	[**]	18P3586	Mainboard FRU (SW3800)	[**]	[**]	[**]

Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
**13 months
Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	18P3598	Secure Fabric OS (SW3800)	[**]	[**]	[**]
[**]	[**]	[**]	18P3592	Performance Bundle (Trunking and Performance Monitoring)	[**]	[**]	[**]
[**]	[**]	[**]	17P7862	ISL Trunking (SW3800)	[**]	[**]	[**]
[**]	[**]	[**]			[**]	[**]	[**]
[**]	[**]	[**]	18P6007	32 Port Fibre ChannelSwitch Double Power Supply (SW3900)Includes, [**]	[**]	[**]	[**]
[**]	[**]	[**]	18P6027	Mainboard FRU (SW3900)	[**]	[**]	[**]
[**]	[**]	[**]	18P6018	Power Supply (SW3900)	[**]	[**]	[**]
[**]	[**]	[**]	18P6026	Fan (SW3900)	[**]	[**]	[**]
[**]	[**]	[**]	18P6093	Extended Fabrics	[**]	[**]	[**]
[**]	[**]	[**]	22R2373	Extended Fabric (SW4100)	[**]	[**]	[**]
[**]	[**]	[**]	22R2557	Performance Monitoring (SW4100, SW210E, SW7500)	[**]	[**]	[**]
[**]	[**]	[**]	18P6090	Remote Switch	[**]	[**]	[**]
[**]	[**]	[**]	22R2370	Remote Switch (SW4100)	[**]	[**]	[**]
[**]	[**]	[**]	17P7214	Secure Fabric OS (SW3900)	[**]	[**]	[**]
[**]	[**]	[**]	22R2377	Secure Fabric OS (SW4100, SW210E, SW7500)	[**]	[**]	[**]
[**]	[**]	[**]	22R2560	ISL Trunking (SW4100, SW210E, SW7500)	[**]	[**]	[**]
[**]	[**]	[**]	22R2166	CUP for 2109-F32, 2005- B32/32B [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R2596	CUP for 2109-F32, 2005- B32/32B ([**]	[**]	[**]	[**]
[**]		[**]			[**]	[**]	[**]
[**]	[**]	[**]	22R0545	8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250),Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R0529	8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250),Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R0480	16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850),Includes [**]	[**]	[**]	[**]

Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
**13 months
Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	22R0474	16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850),Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R0566	8 port Switch FRUCOO — [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R1502	8 port Switch FRUCOO — [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R0511	16 port Switch FRUCOO — [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R1503	16 port Switch FRUCOO — [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R0550	Extended Fabrics	[**]	[**]	[**]
[**]	[**]	[**]	22R0554	Two Domain to Full Fabric Upgrade includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R0580	Remote Switch	[**]	[**]	[**]
[**]	[**]	[**]	22R0560	Secure Fabric OS (SW3250)	[**]	[**]	[**]
[**]	[**]	[**]	22R0557	Performance Bundle (Trunking and Performance Monitoring)	[**]	[**]	[**]
[**]	[**]	[**]	22R0495	Extended Fabric	[**]	[**]	[**]
[**]	[**]	[**]	22R0499	Four Domain to Full Fabric Upgrade	[**]	[**]	[**]
[**]	[**]	[**]	22R0492	Remote Switch	[**]	[**]	[**]
[**]	[**]	[**]	22R0505	Secure Fabric OS (SW3850)	[**]	[**]	[**]
[**]	[**]	[**]	22R0502	Performance Bundle (Trunking and Performance Monitoring)	[**]	[**]	[**]
[**]
[**]	[**]	[**]			[**]	[**]	[**]
[**]	[**]	[**]	22R5510 23R0573	SW210E, 8 active ports, 0 Eports. Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R4966 23R0568	SW210E, 8 active ports, 0 Eports. Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R5531 23R0596	FRU, SW210E, 8 active ports, 0 Eports. Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R5468 23R0594	FRU, SW210E, 8 active ports, 0 Eports. Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R5525	4p POD (Ports on Demand) license Upgrade	[**]	[**]	[**]
[**]	[**]	[**]	22R5522	E Port Upgrade (Plant)	[**]	[**]	[**]
[**]	[**]	[**]	22R5534	E Port Upgrade (Field)	[**]	[**]	[**]
[**]	[**]	[**]	22R5528	SW210E, Fabric Watch	[**]	[**]	[**]
[**]	[**]	[**]	23R1819	Extended Fabrics	[**]	[**]	[**]

Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
**13 months
Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]			[**]	[**]	[**]
[**]	[**]	[**]	22R1247 23R0571	16 active ports, 4g Fiber Channel Switch (SW4100) [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R5029 23R0566	IBM 2005 32B: 16 active ports, 4g Fiber Channel Switch (SW4100) [**] [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R2388 23R0574	16 port 4g switch FRU (SW4100); includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R5176 23R0595	1 IBM 2005 32B: 16 port 4g switch FRU (SW4100); [**]	[**]	[**]	[**]
[**]	[**]	[**]	22R2389 23R0575	Power Supply FRU (SW4100)	[**]	[**]	[**]
[**]	[**]	[**]	22R2390 23R0576	Fan FRU (SW4100)	[**]	[**]	[**]
[**]	[**]	[**]	22R2379	16-24 port upgrade	[**]	[**]	[**]
[**]	[**]	[**]	22R2385	16 to 32 port upgrade (Plant only)	[**]	[**]	[**]
[**]	[**]	[**]	22R2399	16 to 32 port upgrade (Field only)	[**]	[**]	[**]
[**]	[**]	[**]	22R2382	24-32 port upgrade	[**]	[**]	[**]
[**]	[**]	[**]	22R3476	Performance Monitoring and ISL Trunking Bundle (SW4100, SW210E, SW7500)	[**]	[**]	[**]
[**]	[**]	[**]			[**]	[**]	[**]
[**]	[**]	[**]	23R1691	SW4900 32P, no SFP’s Advanced Webtools, Advanced Zoning, and Full Fabric; [**]	[**]	[**]	[**]
[**]	[**]	[**]	23R1844	16P POD, includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	23R1852	SW4900 32P, no SFP’s Base pricing includes: [**]	[**]	[**]	[**]
[**]	[**]	[**]	23R1818	SW4900 — Fan FRU	[**]	[**]	[**]
[**]	[**]	[**]	23R1845	SW4900: Advanced Security Activation	[**]	[**]	[**]
[**]	[**]	[**]	23R1847	SW4900: Performance Bundle: Includes ISL Trunking & Performance Monitoring	[**]	[**]	[**]
[**]	[**]	[**]	23R1865	SW4900: ISL Trunking	[**]	[**]	[**]

Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
**13 months
Software
		IBM				Maintenance	Out of
Brocade		Model or FC	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	#	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
[**]	[**]	[**]	23R1863	SW4900: Performance Monitoring	[**]	[**]	[**]
[**]	[**]	[**]	23R1667	SW4900: Extended Fabrics	[**]	[**]	[**]
[**]	[**]	[**]			[**]	[**]	[**]
[**]	[**]	[**]	23R1918	SW7500,18P,2PS, [**]	[**]	[**]	[**]
[**]	[**]	[**]	23R1937	SW7500,18P,2PS, [**]	[**]	[**]	[**]
[**]	[**]	[**]	23R1811	SW7500 — Fan FRU	[**]	[**]	[**]
[**]	[**]	[**]	23R1810	SW7500 / SW4900 — Power Supply FRU	[**]	[**]	[**]
[**]	[**]	[**]	23R1805	SW7500 — FCIP License, includes [**]	[**]	[**]	[**]
[**]	[**]	[**]			[**]	[**]	[**]
[**]
[**]	[**]	[**]			[**]	[**]	[**]
[**]	[**]	[**]	22R3710 23R0565	8 port Multi-Protocol Router	[**]	[**]	[**]
[**]	[**]	[**]	22R3720	8 ports on demand (Plant only)	[**]	[**]	[**]
[**]	[**]	[**]	22R3823	8 ports on demand (Field only)	[**]	[**]	[**]
[**]	[**]	[**]	22R3724	XPath FCIP	[**]	[**]	[**]
[**]	[**]	[**]	22R3722	XPath FCR (Routing)	[**]	[**]	[**]
[**]	[**]	[**]	22R3783	XPath FCIP and FC Routing Bundle	[**]	[**]	[**]
[**]	[**]	[**]	22R3727 23R0577	8 port Multi-Protocol Router FRU Switch	[**]	[**]	[**]
[**]	[**]	[**]	22R3729 23R0579	Fan FRU	[**]	[**]	[**]
[**]	[**]	[**]	22R3728 23R0578	Power Supply FRU	[**]	[**]	[**]
[**]	[**]				[**]	[**]	[**]

Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DIRECTOR PRODUCTS AND SOFTWARE
SW12000

[**]	[**]	[**]	[**]	32 Port Fibre Channel Core Switch (SW12000) [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Switch Blade 16 port, 2GB	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Power Plug, Switch and Distribution Panel	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Chassis FRU, [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Control Processor Blade	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Power Supply , 180-264VAC, 1000W, FRU	[**]	[**]	[**]
[**]	[**]	[**]	[**]	AC Power Cord, FRU	[**]	[**]	[**]
[**]	[**]	[**]	[**]	AC Power Cord, UK/Ireland, 250V, FRU	[**]	[**]	[**]

Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 9 to 16

[**]	[**]	[**]	[**]	AC Power Cord, Cont. Europe CEE7/7, FRU	[**]	[**]	[**]
[**]	[**]	[**]	[**]	AC Power Cord, AUST/INZ, 250V	[**]	[**]	[**]
[**]	[**]	[**]	[**]	AC Power Cord, Intl IEC	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Rack Mounting Kit 14U, FRU	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Blower Assembly, FRU	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Rear WWN Bezel Assy	[**]	[**]	[**]
[**]	[**]	[**]	[**]	WWN Card	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Chassis Door, Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Stiletto Port Blade Slot Filler Panel, SW12000, FRU	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Cable Management Tray	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Cable Management Pillar, FRU	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Switch Blade 16 port, 2Gb, FRU	[**]	[**]	[**]
[**]	[**]	[**]	[**]	CUP for 2109-M12 [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	CUP for 2109-M14 ([**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	CUP for 2109-M12 ([**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	CUP for 2109-M14 ([**]	[**]	[**]	[**]

Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	[**]	Extended Fabric software	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Remote Switch software	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Secure Fabric OS (SW12000)	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Secure Fabric OS (SW12000/24000)	[**]	[**]	[**]
[**]		[**]	[**]		[**]	[**]	[**]

Amendment 25 to SOW 1 Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	[**]	32 Port Fibre Channel Director (SW24000) Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW24000, 16 Port Upgrade Blade	[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW24000 Upgrade kit. Includes: [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW24000 FRU Chassis , includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW24000 Control Processor Blade, FRU	[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW24000 FRU, Chassis Door. Includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU, Power Supply Filler Panels	[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW24000 Switch Blade 16 port, 2Gb, FRU	[**]	[**]	[**]
[**]		[**]	[**]		[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW48000, zero port, 2CP, 2PS, 2 PS filler panels, 8 port blade filler panels (2109 M48[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW48000, 4g 16 PORT CARD, (Upgrade Blade)	[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW48000, 4g 32 PORT CARD, (Upgrade)	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU, CHASSIS, SW48000 includes [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU, 4g 16 PORT CARD, SW48000 (FRU)	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU, 4g 32 PORT CARD, SW48000 (FRU)	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU, CP CARD, SW48000	[**]	[**]	[**]
Amendment 25 to SOW 1
Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	[**]	FRU, CABLE MGT COMB, SW48000	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU, CHASSIS DOOR, SW48000	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU, PORT CARD SLOT FILLER PANEL (SW48000)	[**]	[**]	[**]
[**]	[**]	[**]	[**]	4Gb Upgrade Kit to include [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	S/W, Director CUP for [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	S/W, Director CUP for [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	S/W, EXTENDED FABRIC	[**]	[**]	[**]
[**]	[**]	[**]	[**]	S/W, REMOTE SWITCH	[**]	[**]	[**]
[**]	[**]	[**]	[**]	S/W, SECURE FABRIC OS	[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW48000, FR4-18i FCR and FCIP blade[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	(FRU) SW48000, FR4-18i FCR and FCIP blade[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	2 Power Supply Upgrade kit to support [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	SW48000 FCIP license for [**]	[**]	[**]	[**]
					[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	Fabric Manager 3.x	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Fabric Manager 4.x-Enterprise [**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Fabric Manager 4.x -3.0 to 4.x Upgrade to Enterprise [**])	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Fabric Manager 4.x with 10 Domains	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Fabric Manager 4.x Upgrade from [**]	[**]	[**]	[**]
Amendment 25 to SOW 1
Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
IBM
Brocade		Model or	IBM PN /		Annual Software Maintenance
Model	Brocade P/N	FC #	NUMA-Q PN	Product Description	Fee per Unit
	[**]	[**]	[**]	CUP for 2109-M12 [**]	[**]
[**]	[**]	[**]	[**]	CUP for 2109-M14 [**]	[**]
[**]	[**]	[**]	[**]	CUP for 2109-M12 [**])	[**]
[**]	[**]	[**]	[**]	CUP for 2109-M14 [**])	[**]
[**]	[**]	[**]	[**]	Secure Fabric OS (SW12000/24000)	[**]
[**]	[**]	[**]	[**]	SW210E, 8 active ports, 0 Eports. Includes [**]	[**]
[**]	[**]	[**]	[**]	SW210E, 8 active ports, 0 Eports. Includes [**]	[**]
[**]	[**]	[**]	[**]	32 Port Fibre Channel Director (SW24000) Includes [**]	[**]
[**]	[**]	[**]	[**]	Meteor Upgrade kit. Includes: [**]	[**]
[**]	[**]	[**]	[**]	Secure Fabric OS (SW3250)	[**]
[**]	[**]	[**]	[**]	8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250),Includes [**]	[**]
[**]	[**]	[**]	[**]	8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250),Includes [**]	[**]
[**]	[**]	[**]	[**]	Secure Fabric OS (SW3850)	[**]
[**]	[**]	[**]	[**]	16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850),Includes [**]	[**]
Amendment 25 to SOW 1
Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	[**]	16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850), Includes [**]	[**]
[**]	[**]	[**]	[**]	Secure Fabric OS (SW4100, SW210E, SW7500)	[**]
[**]	[**]	[**]	[**]	16 active ports, 4g Fiber Channel Switch (SW4100) with two power supplies; includes [**]	[**]
[**]	[**]	[**]	[**]	IBM 2005 32B: 16 active ports, 4g Fiber Channel Switch (SW4100) with two power supplies; includes [**]	[**]
[**]	[**]	[**]	[**]	SW48000, zero port, 2CP, 2PS, 2 PS filler panels, 8 port blade filler panels (2109 M48); [**]	[**]
[**]	[**]	[**]	[**]	SW48000, FR4-18i FCR and FCIP blade, no SFPs	[**]
[**]	[**]	[**]	[**]	S/W, Director CUP for [**]	[**]
[**]	[**]	[**]	[**]	S/W, Director CUP for [**]	[**]
[**]	[**]	[**]	[**]	SW48000 FCIP license for FR4-18i Port Blade, includes [**]	[**]
[**]	[**]	[**]	[**]	S/W, SECURE FABRIC OS	[**]
[**]	[**]	[**]	[**]	SW4900 32P, [**]	[**]
[**]	[**]	[**]	[**]	8 port Multi-Protocol Router	[**]
[**]	[**]	[**]	[**]	SW7500,18P,2PS, [**]	[**]
[**]	[**]	[**]	[**]	SW7500 — FCIP License, includes [**]	[**]
[**]	[**]	[**]	[**]	Fabric Manager 4.x-Enterprise [**]	[**]
[**]	[**]	[**]	[**]	Fabric Manager 4.x [**]	[**]
[**]	[**]	[**]	[**]	Fabric Manager 4.x -3.0 to 4.x Upgrade to Enterprise [**]	[**]
[**]	[**]	[**]	[**]	Fabric Manager 4.x Upgrade from [**]	[**]
Amendment 25 to SOW 1
Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	[**]	SW4900: Advanced Security Activation	[**]
[**]	[**]	[**]	[**]	CUP for 2109-F32 [**])	[**]
[**]	[**]	[**]	[**]	CUP for 2109-F32 [**])	[**]
Amendment 25 to SOW 1
Confidential Information

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.